THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE ISSUANCE TO THE HOLDER OF THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE AND IN PAYMENT OF INTEREST ON THIS NOTE ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE 1933 ACT. PURSUANT TO THE NOTE PURCHASE AGREEMENT, THIS NOTE HAS BEEN ACQUIRED, AND SUCH SHARES MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE 1933 ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                           DWANGO NORTH AMERICA CORP.

                       9% SENIOR CONVERTIBLE NOTE DUE 2007

No. 2                                                              $2,300,000.00
New York, New York
March 19, 2004

                  FOR VALUE RECEIVED, DWANGO NORTH AMERICA CORP., a Nevada corporation (hereinafter called the "Company"), hereby promises to pay to ALEXANDRA GLOBAL MASTER FUND, LTD., c/o Alexandra Investment Management, LLC, 767 Third Avenue, 39th Floor, New York, New York 10017 or registered assigns (the "Holder"), or order, the sum of Two Million Three Hundred Thousand Dollars ($2,300,000.00), on the Maturity Date, and to pay interest on the unpaid principal balance hereof at the Applicable Rate from the date hereof, until the same becomes due and payable, whether at maturity or upon acceleration or by repurchase in accordance with the terms hereof or otherwise. Any amount, including, without limitation, principal of or interest on this Note or the Optional Redemption Price or the Repurchase Price, that is payable under this Note and that is not paid when due shall bear interest at the Default Rate from the due date thereof until the same is paid ("Default Interest"). Regular interest shall be payable in arrears on each Interest Payment Date, commencing on June 1, 2004, on the principal amount outstanding on such date. Regular interest on this Note shall be computed on the basis of a 360-day year of 12 30-day months and actual days elapsed. No regular interest shall be payable on an Interest Payment Date on any portion of the principal amount of this Note which shall have been redeemed prior to such Interest Payment Date so long as the Company shall have complied in full with its obligations with respect to such redemption.

                  All payments of principal of and premium, if any, interest, and other amounts on this Note shall be made in lawful money of the United
States of America, or, at the option of the Company and subject to the provisions of this Note, interest payable on the Interest Payment Dates may be paid in whole or in part in fully paid and nonassessable shares of Common Stock. All cash payments shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Payment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. Certain capitalized terms used in this Note are defined in Article VI.

                  The obligations of the Company under this Note shall rank in right of payment on a parity with all other unsubordinated obligations of the Company for indebtedness for borrowed money or the purchase price of property. This Note is issued pursuant to the Note Purchase Agreement and the Holder of this Note and this Note are subject to the terms and entitled to the benefits of the Note Purchase Agreement.

                  The following terms shall apply to this Note:


                                    ARTICLE I

                      PAYMENT OF CERTAIN INTEREST IN COMMON
                           STOCK; OPTIONAL REDEMPTION

                  1.1   ISSUANCE OF COMMON STOCK IN LIEU OF CASH INTEREST.   (a)
                        -------------------------------------------------
 If the Company exercises its option to make a payment of interest on this Note wholly or partly in Common Stock (herein sometimes called the "Share Interest Payment Option"), the issuance of Interest Payment Shares upon such exercise of the Share Interest Payment Option shall have been authorized by the Board of Directors of the Company.

                  (b) The Company shall not be permitted to exercise the Share Interest Payment Option with respect to any payment of interest on this Note if:

                  (i) the number of shares of Common Stock authorized, unissued and unreserved for all purposes, or held in the Company's treasury, is insufficient to pay the portion of such interest to be paid in Common Stock;

                  (ii) the issuance or delivery of Interest Payment Shares or the public resale of such Interest Payment Shares by the Holder would require registration or filing with or approval of any governmental authority under any law or regulation, and such registration, filing or approval has not been effected or obtained or is not in effect or on such Interest Payment Date or the date the Company delivers such Interest Payment Shares to the Holder the Registration Statement is unavailable for use by the Holder for the resale of the Interest Payment Shares or is not expected to be available for such use for at least 15 Trading Days after the date the Company delivers such Interest Payment Shares to the Holder;

                  (iii) the outstanding shares of Common Stock are neither (A) listed or admitted for trading on a national securities exchange, Nasdaq or Nasdaq SmallCap nor (B) quoted on the Over-The-Counter Bulletin Board; or the Interest Payment Shares shall not at the time of issuance (X) have been authorized for listing, upon official notice of issuance, on the principal securities exchange on which the Common Stock is then listed and traded or (Y) have been approved for quotation if then traded in the over-the-counter market;

                  (iv) the Interest Share Price for the Interest Payment Shares is less than the par value of the Common Stock; or

                  (v) an Event of Default has occurred and is continuing on the date the Company makes such election or on the applicable Interest Payment Date.

                  (c) (1) The Company may exercise its right to elect the Share Interest Payment Option with respect to any Interest Payment Date only by giving notice of such election to the Holder not less than 12 or more than 20 Trading Days prior to such Interest Payment Date, which notice shall state the percentage of the interest payable on such Interest Payment Date which is to be paid in Interest Payment Shares. If the Company elects the Share Interest Payment Option with respect to a particular Interest Payment Date, the Company shall issue to the Holder in respect of such Interest Payment Date the aggregate number of whole shares of Common Stock determined by dividing the per share Interest Share Price of the Common Stock on the applicable Interest Payment Date into an amount equal to the total amount of lawful money of the United States of America which the Holder would receive if the aggregate amount of interest on this Note which is being paid in Common Stock were being paid in such lawful money; PROVIDED, HOWEVER, that if the Holder has been advised by its legal counsel in good faith that the payment of interest on a particular Interest Payment Date in shares of Common Stock may give rise to liability under Section 16(b) of the 1934 Act, the Holder shall have the right to elect, by notice to the Company, to defer the payment of interest on such Interest Payment Date until the Maturity Date and such interest shall continue to accrue until the Maturity Date or until the earlier acceleration, repurchase or conversion of this Note in accordance with the terms hereof. Notwithstanding anything to the contrary herein, (A) if the Interest Share Price on a particular Interest Payment Date is greater than 120% of the Market Price of the Common Stock on the date the Company gives the Holder notice that it has elected to exercise the Share Interest Payment Option with respect to such Interest Payment Date (the "Share Interest Notice Date"), the Holder may, at its option, require the Company to make such payment of interest on such Interest Payment Date in cash, and (B) if the Interest Share Price on a particular Interest Payment Date is less than 80% of the Market Price of the Common Stock on the Share Interest Notice Date, the Company may, at its option, revoke its election of the Share Interest Payment Option and pay such interest on such Interest Payment Date in cash.

                  (2) If the Company elects the Share Interest Payment Option with respect to an Interest Payment Date, the Interest Payment Shares for such Interest Payment Date shall become issuable on such Interest Payment Date and the Company shall deliver, or cause to be delivered, the appropriate number of shares of Common Stock to the Holder within five Trading Days after the applicable Interest Payment Date. If in any case the Company shall fail to deliver or cause to be delivered such number of shares of Common Stock to the Holder within such period of five Trading Days, then in addition to any other liabilities the Company may have hereunder and under applicable law (1) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure, (2) if as a result of such failure the Holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by the Holder or the Holder's securities broker) or borrowing of shares of Common Stock by the Holder for purposes of settling any trade involving a sale of shares of Common Stock made by the Holder during the period beginning on the date the Company notified the Holder of the Company's election of the Share Interest Payment Option and ending on the date the Company delivers or causes to be delivered to the Holder the shares of Common Stock issuable in respect thereof), then the Company shall upon demand of the Holder pay to the Holder an amount equal to the actual direct, out-of-pocket damages and liabilities suffered by the Holder by reason thereof which the Holder documents to the reasonable satisfaction of the Company, and (3) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing), given at any time prior to delivery to the Holder of the shares of Common Stock issuable in connection with such exercise of the Share Interest Payment Option, require payment in cash of the interest in respect of which the Company exercised the Share Interest Payment Option, in which case the amount of such interest shall be immediately due and payable, with Default Interest thereon from the applicable Interest Payment Date until paid in full and the Company shall not be obligated or entitled to issue such Interest Payment Shares in respect of such Interest Payment Date. Notwithstanding the foregoing the Company shall not be liable to the Holder under clause (2) of the immediately preceding sentence to the extent the failure of the Company to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Company (it being understood that the action or failure to act of the Transfer Agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Transfer Agent or the bankruptcy, liquidation or reorganization of the Transfer Agent under any bankruptcy, insolvency or other similar law). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the third Trading Day after such Interest Payment Date if the Holder becomes aware that shares of Common Stock so issuable have not been received as provided herein but any failure to give such notice shall not affect the Holder's rights under this Note or otherwise. If the

                  Company shall have exercised the Share Interest Payment Option with respect to a particular Interest Payment Date and either (1) the Company shall notify the Holder on or after such Interest Payment Date that the Interest Payment Shares might not be delivered within five Trading Days after such Interest Payment Date or (2) the Holder learns after the date which is five Trading Days after such Interest Payment Date that the Holder has not received such Interest Payment Shares, then, without releasing the Company of its obligations with respect thereto, from and after the Trading Day next succeeding the earlier of the events described in the preceding clauses (1) and
 (2) of this sentence the Holder shall make reasonable efforts not to sell shares of Common Stock in anticipation of receipt of such Interest Payment Shares in a manner which is likely to increase materially the liability of the Company under clause (2) of the second preceding sentence. No fractional shares of Common Stock shall be issued in payment of interest on this Note. In lieu thereof, the Company may, at its option, issue a number of shares of Common Stock which reflects a rounding up to the next whole number or may pay lawful money of the United States of America in lieu of issuance of such fractional share.

                  (d) If the Company elects the Share Interest Payment Option with respect to a payment of interest on this Note with respect to a particular Interest Payment Date, the Company shall deliver to the Holder, on or prior to the date on which Interest Payment Shares for such payment of interest on this Note are to be received by the Holder, a Company Certificate setting forth (i) the total amount of the cash interest payment to which the Holder is entitled, (ii) the portion of such interest payment being made in Interest Payment Shares and the amount which is 100% thereof, (iii) the number of Interest Payment Shares allocable to such payment, as calculated pursuant to this Section 1.1, (iv) any rounding adjustment to such number or any payment necessary to be made pursuant to Section 1.1(c), (v) a brief statement of the facts requiring such adjustment, and (vi) a brief statement that none of the conditions set forth in Section 1.1(b) has occurred and is existing and that all of the requirements of this Section 1.1 have been met. The Interest Payment Shares shall be duly issued in the name of the Holder or its nominee. Such Company Certificate shall be conclusive evidence of the correctness of the calculation of the number of Interest Payment Shares allocable to the payments to which such Company Certificate relates and of any adjustments to such number made pursuant to this Section 1.1 in the absence of manifest error. On or before the pertinent payment date, the Company shall issue, or cause the transfer agent for the Common Stock to prepare and issue, the Interest Payment Shares in the name of the Holder or its nominee before being so delivered by the Company on the payment date.

                  (e) The Interest Payment Shares, when issued pursuant to and in compliance with this Section 1.1, shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock; the issuance and delivery thereof is in all respects hereby authorized; and the issuance thereof, together with lawful money of the United States of America, if any, paid in lieu of fractional shares of Common Stock, will be, and for all purposes shall be deemed to be, in full discharge and satisfaction of the Company's obligation to pay the interest on this Note to which such Interest Payment Shares relate.

                  1.2   OPTIONAL REDEMPTION. (a) At any time during the Optional
                        -------------------
Redemption Period, the Company shall have the right to redeem at any one time all or from time to time any part of the outstanding principal amount of this Note at the Optional Redemption Price pursuant to this Section 1.2 on any Optional Redemption Date, so long as the following conditions are met:

                  (1) during a period of 20 consecutive Trading Days ending not more than three Trading Days prior to the date the Company gives a particular Optional Redemption Notice,

                        (A) on  each such  Trading Day the  Market Price  of the
                  Common Stock shall be at least 200 percent of the Conversion Price in effect on such Trading Day; and

                        (B) the Average Daily  Trading  Volume Threshold is met;

                  (2) on the date an Optional Redemption Notice is given and at all times to and including the applicable Optional Redemption Date, no Event of Default and no event which, with notice or passage of time, or both, would become an Event of Default has occurred and is continuing (unless the requirements of this clause (2) will be satisfied immediately after the redemption of this Note on the applicable Optional Redemption Date and the Company shall furnish Company Certificates to the Holder to such effect on the date the applicable Optional Redemption Notice is given to the Holder and on the applicable Optional Redemption Date),

                  (3) on the date an Optional Redemption Notice is given and at all times to and including the applicable Optional Redemption Date, no Repurchase Event has occurred with respect to which the Holder has the right to exercise repurchase rights pursuant to Sections 4.1 and
         4.2 with respect to which the Holder has exercised such repurchase rights and the Repurchase Price has not been paid to the Holder and no event which, with notice or passage of time, or both, would become a Repurchase Event has occurred and is continuing, and

                  (4) on the date the Optional Redemption Notice is given and at all times thereafter to and including the applicable Optional Redemption Date, the Registration Statement shall be effective and available for use by the Holder and the holders of the Warrants for the resale of the shares of Common Stock issued and issuable upon conversion of this Note and issued or issuable upon exercise of the Warrants, as the case may be, and is reasonably expected to remain effective and available for such use for at least 30 days after the applicable Optional Redemption Date; and

                  (5) on the date an Optional Redemption Notice is given, the Company has funds available to pay the Optional Redemption Price.

In order to exercise its right of redemption under this Section 1.2, the Company shall give an Optional Redemption Notice to the Holder not less than 30 Trading

Days or more than 40 Trading Days prior to the Optional Redemption Date stating that: (1) the Company is exercising its right to redeem a specified portion (which may be all, if so specified by the Company) of this Note in accordance with this Section 1.2, (2) the principal amount of this Note to be redeemed, (3) the Optional Redemption Price, (4) the Optional Redemption Date and that all of the conditions of this Section 1.2 entitling the Company to call this Note for redemption have been met. On the applicable Optional Redemption Date (or such later date as the Holder surrenders this Note to the Company) the Company shall pay to or upon the order of the Holder, by wire transfer of immediately available funds to such account as shall be specified for such purpose by the Holder at least one Business Day prior to the Optional Redemption Date, an amount equal to the Optional Redemption Price of the portion (which may be all) of this Note to be redeemed. In each such case the aggregate principal amount of this Note to be so redeemed shall be at least $1,000,000.00 or such lesser aggregate principal amount of this Note as shall remain outstanding at the time an Optional Redemption Notice is given.

                  1.3   NO  PREPAYMENT.   Except  as  specifically  provided  in
                        --------------
 Section 1.2, this Note may not be prepaid, redeemed or repurchased at the option of the Company prior to the Maturity Date.


                                   ARTICLE II

                                CERTAIN COVENANTS

                  So long as the Company  shall have any  obligation  under this
Note:

                  2.1   LIMITATIONS ON CERTAIN INDEBTEDNESS.  The  Company  will
                        -----------------------------------
 not itself, and will not permit any Subsidiary to, create, assume, incur or in any manner become liable in respect of, including, without limitation, by reason of any business combination transaction (all of which are referred to herein as "incurring"), any Indebtedness other than Permitted Indebtedness; PROVIDED, HOWEVER, that if (a) at any time during any period of 45 consecutive Trading Days commencing after the Issuance Date on each such Trading Day (1) the Market Price of the Common Stock shall be at least 200% of the Conversion Price in effect on each such Trading Day, (2) the Average Daily Trading Volume Threshold is met, (3) no Event of Default shall have occurred or be continuing and no Repurchase Event shall have occurred with respect to which the Holder has the right to require repurchase of this Note pursuant to Article IV or with respect to which the Holder has exercised such right and the Company shall not have paid or deposited in accordance with Section 7.10 the applicable
 Repurchase Price and (4) the Registration Statement shall be effective and available for use by the Holder and the holders of the Warrants for the resale of shares of Common Stock issued or issuable upon conversion of this Note and upon exercise of the Warrants and is reasonably expected to remain effective and available for a reasonable period after such period of 45 Trading Days, and
 (b) the Company shall have furnished to the Holder a Company Certificate certifying the matters set forth in the immediately preceding clause (a), then thereafter the Company shall no longer be obligated to comply with this Section 2.1.

                  2.2   PAYMENT  OF   OBLIGATIONS.  The  Company  will  pay  and
                        -------------------------
discharge, and will cause each Significant Subsidiary to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings and the Company shall have established adequate reserves therefor on its books.

                  2.3   MAINTENANCE  OF  PROPERTY;  INSURANCE.  (a) The  Company
                        -------------------------------------
 will keep, and will cause each Significant Subsidiary to keep, all property which, in the reasonable business judgment of the Company, is useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (b)   The   Company  will   maintain,   and  will  cause  each
 Significant Subsidiary to maintain, with financially sound and responsible insurance companies, insurance, in at least such amounts and against such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties.

                  2.4   CONDUCT  OF  BUSINESS  AND  MAINTENANCE  OF   EXISTENCE.
                        -------------------------------------------------------
The Company will continue, and will cause each Significant Subsidiary to continue, to engage in business of the same general type as now conducted by the Company, and will preserve, renew and keep in full force and effect, and will cause each Significant Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business and such matter other than maintenance of the Company's corporate existence, except where the failure to do so would not have a material adverse effect on (i) the business, properties, operations, condition (financial or other), results of operation or prospects of the Company and the Subsidiaries, taken as a whole or, (ii) the ability of the Company to pay and perform its obligations under the Transaction Documents.

                  2.5   COMPLIANCE  WITH  LAWS.  The  Company  will comply,  and
                        ----------------------
 will cause each Significant Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and the Subsidiaries, taken as a whole.

                  2.6   INVESTMENT  COMPANY  ACT.  The  Company  will not  be or
                        ------------------------
 become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

                  2.7   LIMITATIONS ON ASSET SALES, LIQUIDATIONS, ETC.; CERTAIN
                        --------------------------------------------------------
 MATTERS.  The Company shall not
 -------

                  (a) sell, convey or otherwise dispose of all or substantially all of the assets of the Company as an entirety or substantially as an entirety in a single transaction or in a series of related transactions; or

                  (b) liquidate, dissolve or otherwise wind up the affairs of the Company.

                  2.8   LIMITATION ON CERTAIN ISSUANCES. The  Company shall  not
                        -------------------------------
 (A) offer, sell or issue, or enter into any agreement, arrangement or understanding to offer, sell or issue, any Common Stock Equivalent for which the price at which the holder of such Common Stock Equivalent is entitled to acquire shares of Common Stock varies based on the market or trading price of the Common Stock, or (B) offer, sell or issue, or enter into any agreement, arrangement or understanding to offer, sell or issue, any Common Stock or Common Stock Equivalent on terms which provide for adjustment or repricing of the purchase price or number of shares or other units of such Common Stock or Common Stock Equivalents other than pursuant to customary anti-dilution provisions; PROVIDED, HOWEVER, that nothing in this Section 2.8 shall prohibit the Company from issuing shares of Common Stock for cash for the account of the Company (x) in an offering that is underwritten on a firm commitment basis and registered with the SEC under the 1933 Act, or (y) an offering of Common Stock that is a private investment in publicly-traded equity (commonly known as a PIPE); PROVIDED FURTHER, HOWEVER that so long as any principal amount of this
 Note is outstanding the original holders of this Note shall have the rights of first refusal provided in Section 5(j) of the Note Purchase Agreement.

                  2.9   LIMITATIONS  ON LIENS.  The  Company  will  not  itself,
                        --------------------
 and will not permit any Subsidiary to, create, assume or suffer to exist any mortgage, lien, pledge, security interest or other charge or encumbrance (including, without limitation, the lien or retained security title of a conditional vendor), all of which are referred to below as "liens", upon all or any part of its property of any character, whether owned at the date hereof or thereafter acquired, except:

                  (a)   liens   upon   any   property  of  any   Subsidiary   or
Subsidiaries as security for indebtedness owing by such Subsidiary to the Company;

                  (b) purchase money liens upon any property acquired by the Company or any Subsidiary, or liens existing on such property at the time of acquisition and in any such case securing Permitted Indebtedness described in clause (3) of the definition of the term Permitted Indebtedness; provided that
(i) no such lien shall extend to or cover any other property of the Company or any Subsidiary, (ii) the principal amount of indebtedness secured by each such lien on any such property shall not exceed the cost (including such principal amount of the indebtedness secured thereby) to the Company or the Subsidiary of the property subject thereto, and (iii) the aggregate principal amount of all indebtedness of the Company and all Subsidiaries secured by all liens described in this subsection (b) and any extensions, renewals or replacements thereof, at any one time outstanding, shall not exceed $2,000,000.00 for the Company and the Subsidiaries; and the extending, renewing or replacing of any lien permitted by this subsection (b) or of the indebtedness secured thereby; PROVIDED, HOWEVER, that in any such case the lien by which any lien is extended, renewed or replaced shall not extend to or cover any other property of the Company or any Subsidiary and the principal amount of such indebtedness extended, renewed or replaced shall not be increased;

                  (c)   liens securing this Note and the Other Notes ratably;

                  (d) liens for taxes or assessments or governmental charges or levies on its property if such taxes or assessments or charges or levies shall not at the time be due and payable or if the amount, applicability, or validity of any such tax, assessment, charge or levy shall currently be contested in good faith by appropriate proceedings or necessary preliminary steps are being taken to contest, compromise or settle the amount thereof or to determine the applicability or validity thereof and if the Company or such Subsidiary, as the case may be, shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) deemed by it adequate with respect thereto; deposits or pledges to secure payment of worker's compensation, unemployment insurance, old age pensions or other social security; deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of money borrowed or credit extended), leases, public or statutory obligations, surety or appeal bonds, or other deposits or pledges for purposes of like general nature in the ordinary course of business; mechanics', carriers', workers', repairmen's or other like liens arising in the ordinary course of business securing obligations which are not overdue for a period of 60 days, or which are in good faith being contested or litigated, or deposits to obtain the release of such liens; liens created by or resulting from any litigation or legal proceedings or proceedings being contested in good faith by appropriate proceedings, provided any execution levied thereon shall be stayed; leases made, or existing on property acquired, in the ordinary course of business; landlords' liens under leases to which the Company or any Subsidiary is a party; and zoning restrictions, easements, licenses or restrictions on the use of real property or minor irregularities in title thereto; provided that all such liens described in this subsection (d) do not, in the aggregate, materially impair the use of such property in the operations of the business of the Company or any Subsidiary or the value of such property for the purpose of such business;

                  (e)   liens  existing  on  the  Issuance  Date and  listed  in
Schedule 4(r) to the Note Purchase Agreement; and

                  (f) liens upon raw materials, works in progress and finished goods inventory and accounts receivable granted to a bank, finance company or other institutional lender providing receivables and inventory financings.

                  2.10  TRANSACTIONS WITH AFFILIATES.  The Company will not pay,
                        ----------------------------
and will not permit any Subsidiary, directly or indirectly, to pay, any funds to or for the account of, make any investment (whether by acquisition of stock or Indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any Affiliate of the Company, except, on terms to the Company or such Subsidiary no less favorable than terms that could be obtained by the Company or such Subsidiary from a Person that is not an Affiliate of the Company, as determined in good faith by the Board of Directors.

                  2.11  RULE 144A  INFORMATION REQUIREMENT.  Within  the  period
                        ----------------------------------
prior to the expiration of the holding period applicable to sales hereof under Rule 144(k) under the 1933 Act (or any successor provision), the Company shall, during any period in which it is not subject to Section 13 or 15(d) under the 1934 Act, make available to the Holder and any prospective purchaser of this Note from the Holder, the information required pursuant to Rule 144A(d)(4) under the 1933 Act upon the request of the Holder and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Note without registration under the 1933 Act within the limitations of the exemption provided by Rule 144A, as Rule 144A may be amended from time to time. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

                  2.12  NOTICE OF DEFAULTS. The Company  shall notify the Holder
                        ------------------
promptly, but in any event not later than five days after the Company becomes aware of the fact, of any failure by the Company to comply with this Article II.


                                   ARTICLE III

                                EVENTS OF DEFAULT

                  3.1 If any of the following events of default (each, an "Event of Default") shall occur:

                  (A)   FAILURE TO PAY  PRINCIPAL,  INTEREST, ETC.  The  Company
                        -----------------------------------------
          fails(1) to pay the principal, the Optional Redemption Price or the Repurchase Price hereof when due, whether at maturity, upon acceleration or otherwise, as applicable, or (2) to pay any installment of interest hereon when due and, in the case of this clause (2) of this Section 3.1(a) only, such failure continues for a period of ten Business Days after the due date thereof; or

                  (B)   CONVERSION AND THE SHARES. The Company fails to issue or
                        -------------------------
         cause to be issued shares of Common Stock to the Holder or the holder of any Other Note upon exercise of the conversion or purchase rights of the Holder or such holder within three Trading Days after the due date therefor in accordance with the terms of this Note, any Other Note or any Warrant or fails to transfer any certificate for any such shares of Common Stock or any shares of Common Stock issued in payment of interest on this Note or any Other Note as and when required by this Note and the Note Purchase Agreement or the Other Note, as the case may be; or

                  (C)   BREACH OF CERTAIN COVENANTS. The Company fails to comply
                        ---------------------------
         with  Section  2.1,  2.7 or 2.8; or

                  (D)   BREACH OF OTHER COVENANTS.  The Company  fails to comply
                        -------------------------
          in any material respect with any other provision of Article III of this Note (other than Section 2.1, 2.7 or 2.8) or breaches any other material covenant or other material term or condition of this Note or any of the other Transaction Documents (other than as specifically provided in clauses (a), (b), (c), and (j) of this Section 3.1), and such breach continues for a period of 15 days after written notice thereof to the Company from the Holder; or

                  (E)   BREACH   OF   REPRESENTATIONS   AND   WARRANTIES.    Any
                        ------------------------------------------------
         representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto (or pursuant to any Transaction Documents) shall be false or misleading in any material respect when made; or

                  (F)   CERTAIN  VOLUNTARY   PROCEEDINGS.  The  Company  or  any
                        --------------------------------
         Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due; or

                  (G)   CERTAIN  INVOLUNTARY  PROCEEDINGS.  An involuntary case
                        ---------------------------------
          or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days; or

                  (H)   JUDGMENTS. Any court of competent jurisdiction shall
                        ---------
          enter one or more final judgments against the Company or any Subsidiary or any of their respective properties or other assets in an aggregate amount in excess of $250,000, which is not vacated, appealed, bonded, stayed, discharged, satisfied or waived for a period of 30 consecutive days; or

                  (I)   DEFAULT  UNDER OTHER  AGREEMENTS. (a) The Company or any
                        --------------------------------
         Subsidiary shall (i) default in any payment with respect to any Indebtedness for borrowed money (other than this Note) which Indebtedness has an outstanding principal amount in excess of $250,000 individually or $750,000 in the aggregate for all such Indebtedness, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement, covenant or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity and such default or event shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created
          (after giving effect to any consent or waiver obtained and then in effect thereunder) and such default shall continue for five days (or to such earlier date as the holder of any other Indebtedness shall declare the same due and payable by reason of such default; or (b) any Indebtedness of the Company or any Subsidiary which has an outstanding principal amount in excess of the $250,000 individually or $750,000 in the aggregate for all such Indebtedness shall, in accordance with its terms, be declared to be due and payable, or required to be prepaid other than by a regularly scheduled or required payment prior to the stated maturity thereof; or

                  (J)   CESSATION OF DISTRIBUTION, SALES OR MARKETING. None of
                        ---------------------------------------------
          the Company or any of its Affiliates shall (directly or through reliable third parties) be distributing, selling or marketing the Products in the Territory for a continuous period of three months;

then,

                  (1) upon the occurrence and during the continuation of any Event of Default specified in clause (a), (b), (c), (e) or (j) of this Section 3.1, at the option of the Holder, and upon the occurrence of any Event of Default specified in clause (f) or (g) of this Section 3.1: (X) the Company shall pay to the Holder an amount equal to the outstanding principal amount of this Note PLUS accrued and unpaid interest on such principal amount to the date of payment PLUS accrued and unpaid Default Interest, if any, thereon at the rate provided in this Note to the date of payment, (Y) all other amounts payable hereunder or under any of the other Transaction Documents shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, reasonable legal fees and expenses of collection, and (Z) the Holder shall be entitled to exercise all other rights and remedies available at law or in equity; and

                  (2) upon the occurrence and during the continuation of any Event of Default specified in clause (d), (h) or (i) of this Section 3.1: (A) if any Event of Default continues during the period of 120 consecutive days following the occurrence of such Event of Default, then thereafter so long as any Event of Default is continuing (i) at the option of the Holder the Company shall pay to the Holder an amount equal to the outstanding principal amount of this Note PLUS accrued and unpaid interest on such principal amount to the date of payment PLUS accrued and unpaid Default Interest, if any, thereon at the rate provided in this Note to the date of payment, (ii) all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, reasonable legal fees and expenses, of collection, and (B) the Holder shall be entitled to exercise all rights and remedies available at law or in equity other than those set forth in the immediately preceding clause (A).


                                   ARTICLE IV

                       REPURCHASE UPON A REPURCHASE EVENT

                  4.1   REPURCHASE  RIGHT UPON REPURCHASE EVENT. If a Repurchase
                        ---------------------------------------
Event occurs, in addition to any other right of the Holder, the Holder shall have the right, at the Holder's option, to require the Company to repurchase all of this Note, or any portion hereof on the repurchase date that is five Business Days after the date of the Holder Notice delivered with respect to such Repurchase Event. The Holder shall have the right to require the Company to repurchase all or any such portion of this Note if a Repurchase Event occurs at any time while any portion of the principal amount of this Note is outstanding at a price equal to the Repurchase Price.

                  4.2   NOTICES;  METHOD  OF EXERCISING  REPURCHASE RIGHTS, ETC.
                        -------------------------------------------------------
 (a) On or before the fifth Business Day after the occurrence of a Repurchase Event, the Company shall give to the Holder a Company Notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof. Such Company Notice shall set forth:

                  (i)   the   date  by  which  the  repurchase  right   must  be
         exercised, and

                  (ii) a description of the procedure (set forth in this Section 4.2) which the Holder must follow to exercise the repurchase right.

No failure of the Company to give a Company Notice or defect therein shall limit the Holder's right to exercise the repurchase right or affect the validity of the proceedings for the repurchase of this Note or portion hereof.

                  (b) To exercise the repurchase right, the Holder shall deliver to the Company on or before the 30th day after a Company Notice (or if no such Company Notice has been given, within 40 days after the Holder first learns of the Repurchase Event) (i) a Holder Notice setting forth the name of the Holder and the principal amount of this Note to be repurchased, and (ii) this Note, duly endorsed for transfer to the Company of the portion of the outstanding principal amount of this Note to be repurchased. A Holder Notice may be revoked by the Holder at any time prior to the time the Company pays the applicable Repurchase Price to the Holder.

                  (c) If the Holder shall have given a Holder Notice, then on the date which is five Business Days after the date such Holder Notice is given (or such later date as the Holder surrenders this Note) the Company shall make payment in immediately available funds of the applicable Repurchase Price to such account as specified by the Holder in writing to the Company at least one Business Day prior to the applicable repurchase date.

                  4.3   OTHER.  A  Holder  Notice  given by the  Holder shall be
                        -----
deemed for all purposes to be in proper form unless the Company notifies the Holder within three Business Days after such Holder Notice has been given (which notice shall specify all defects in such Holder Notice), and any Holder Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes to correct all such defects. No such claim of defect shall limit or delay performance of the Company's obligation to repurchase any portion of this Note, the repurchase of which is not in dispute.


                                    ARTICLE V

                                   CONVERSION

                  5.1   RIGHT TO CONVERT.  Subject  to and upon  compliance with
                        ----------------
 the provisions of this Note, the Holder shall have the right, at the Holder's option, at any time prior to the close of business on the Maturity Date (except that, if the Holder shall have exercised repurchase rights under Sections 4.1 and 4.2 or the Company shall have exercised its redemption rights under Section 1.2, such conversion right shall terminate with respect to the portion of this Note to be repurchased or redeemed, as the case may be, at the close of business on the last Trading Day prior to the later of (x) the Optional Redemption Date or the date the Company is required to make such repurchase, as the case may be, and (y) the date the Company pays or deposits in accordance with Section 7.10 the applicable Repurchase Price or Optional Redemption Price unless in any such case the Company shall default in payment due upon repurchase or redemption hereof) to convert the principal amount of this Note, or any portion of such principal amount which is at least $1,000 (or such lesser principal amount of this Note as shall be outstanding at such time), plus accrued and unpaid interest, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing (1) the sum of (x) the principal amount of this Note or portion thereof being converted PLUS (y) accrued and unpaid interest on the portion of the principal amount of this Note being converted to the applicable Conversion Date PLUS (z) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (y) to the applicable Conversion Date BY (2) the Conversion Price in effect on the applicable Conversion Date, by giving a Conversion Notice in the manner provided in Section 5.2; PROVIDED, HOWEVER, that, if at any time this Note is converted in whole or in part pursuant to this Section 5.1, the Company does not have available for issuance upon such conversion as authorized and unissued shares or in its treasury at least the number of shares of Common Stock required to be issued pursuant hereto, then, at the election of the Holder made by notice from the Holder to the Company, this Note (or portion hereof as to which conversion has been requested), to the extent that sufficient shares of Common Stock are not then available for issuance upon conversion, shall be converted into the right to receive from the Company, in lieu of the shares of Common Stock into which this Note or such portion hereof would otherwise be converted and which the Company is unable to issue, payment in an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which the Company is unable to issue TIMES (y) the arithmetic average of the Market Price for the Common Stock during the five consecutive Trading Days immediately prior to the applicable Conversion Date. Any such payment shall, for all purposes of this Note, be deemed to be a payment of principal plus a premium equal to the total amount payable less the principal portion of this Note converted as to which such payment is required to be made because shares of Common Stock are not then available for issuance upon such conversion. The Holder is not entitled to any rights of a holder of Common Stock until the Holder has converted this Note to Common Stock, and only to the extent this Note is deemed to have been converted to Common Stock under this Article V. For purposes of Sections 5.5 and 5.6, whenever a provision references the shares of Common Stock into which this Note (or a portion hereof) is convertible or the shares of Common Stock issuable upon conversion of this Note (or a portion hereof) or words of similar import, any determination required by such provision shall be made as if a sufficient number of shares of Common Stock were then available for issuance upon conversion in full of this Note.

                  5.2   EXERCISE  OF CONVERSION  PRIVILEGE;  ISSUANCE OF  COMMON
                        --------------------------------------------------------
STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS.  (a)  In order  to
------------------------------------------------------------
 exercise the conversion privilege with respect to this Note, the Holder shall give a Conversion Notice (or such other notice which is acceptable to the Company) to the Company and the Transfer Agent or to the office or agency designated by the Company for such purpose by notice to the Holder. A Conversion Notice may be given by telephone line facsimile transmission to the numbers set forth on the form of Conversion Notice.

                  (b) As promptly as practicable, but in no event later than five Trading Days, after a Conversion Notice is given, the Company shall issue and shall deliver to the Holder or the Holder's designee the number of full shares of Common Stock issuable upon such conversion of this Note or portion hereof in accordance with the provisions of this Article and deliver a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 5.2(f) and, if applicable, any cash payment required pursuant to the proviso to the first sentence of Section 5.1 (which payment, if any, shall be paid no later than five Trading Days after the applicable Conversion Date).

                  (c) Each conversion of this Note (or portion hereof) shall be deemed to have been effected on the applicable Conversion Date, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on such Conversion Date the holder of record of the shares represented thereby; PROVIDED, HOWEVER, that if a Conversion Date is a date on which the stock transfer books of the Company shall be closed such conversion shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the applicable Conversion Date. Upon conversion of this Note or any portion hereof, the accrued and unpaid interest on this Note (or portion hereof) to (but excluding) the applicable Conversion Date shall be deemed to be paid to the Holder of this Note through receipt of such number of shares of Common Stock issued upon conversion of this Note or portion hereof as shall have an aggregate Current Fair Market Value on the Trading Day immediately preceding such Conversion Date equal to the amount of such accrued and unpaid interest.

                  (d) The Company shall notify the Holder of any claim by the Company of manifest error in a Conversion Notice within two Trading Days after the Holder gives such Conversion Notice and no such claim of error shall limit or delay performance of the Company's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Company notifies the Holder by telephone line facsimile transmission within two Trading Days after a Conversion Notice has been given (which notice from the Company shall specify all defects in the Conversion Notice) and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes to correct all such defects. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for the amount of any withholding tax payable in connection with any conversion of this Note.

                  (e) (1) If the Holder shall have given a Conversion Notice in accordance with the terms of this Note, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion; PROVIDED, HOWEVER, that nothing herein shall limit or prejudice the right of the Company to pursue any such claim in any other manner permitted by applicable law. The occurrence of an event which requires an adjustment of the Conversion Price as contemplated by Section 5.3 shall in no way restrict or delay the right of the Holder to receive certificates for Common Stock upon conversion of this Note and the

 Company shall use its best efforts to implement such adjustment on terms reasonably acceptable to the Holder within two Trading Days of such occurrence.

                  (2) If in any case the Company shall fail to issue and deliver the shares of Common Stock to the Holder in connection with a particular conversion of this Note within five Trading Days after the Holder gives the Conversion Notice for such conversion, in addition to any other liabilities the Company may have hereunder and under applicable law (A) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure, (B) if as a result of such failure the Holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by the Holder or the Holder's securities broker) or borrowing of shares of Common Stock by the Holder for purposes of settling any trade involving a sale of shares of Common Stock made by the Holder during the period beginning on the Issuance Date and ending on the date the Company delivers or causes to be delivered to the Holder such shares of Common Stock), then the Company shall upon demand of the Holder pay to the Holder an amount equal to the actual direct, out-of-pocket damages and liabilities suffered by the Holder by reason thereof which the Holder documents to the reasonable satisfaction of the Company, and (C) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing), given at any time prior to delivery to the Holder of the shares of Common Stock issuable in connection with such exercise of the Holder's conversion right, rescind such exercise and the Conversion Notice relating thereto, in which case the Holder shall thereafter be entitled to convert that portion of this Note as to which such exercise is so rescinded and to exercise its other rights and remedies with respect to such failure by the Company. Notwithstanding the foregoing the Company shall not be liable to the Holder under clause (B) of the immediately preceding sentence to the extent the failure of the Company to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Company (it being understood that the action or failure to act of the Transfer Agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Transfer Agent or the bankruptcy, liquidation or reorganization of the Transfer Agent under any bankruptcy, insolvency or other similar law). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the fifth Trading Day after the Holder gives a Conversion Notice if the Holder becomes aware that such shares of Common Stock so issuable have not been received as provided herein, but any failure so to give such notice shall not affect the Holder's rights under this Note or otherwise. If the Holder shall have exercised the conversion right in any particular instance and either (1) the Company shall notify the Holder on or after such that the shares of Common Stock issuable upon such conversion might not be delivered within five Trading Days after the date the Holder gives such Conversion Notice or (2) the

 Holder learns after the date which is five Trading Days after the date the Holder gives such Conversion Notice that the Holder has not received such shares of Common Stock, then, without releasing the Company of its obligations with respect thereto, from and after the Trading Day next succeeding the earlier of the events described in the preceding clauses (1) and (2) of this sentence the Holder shall make reasonable efforts not to sell shares of Common Stock in anticipation of receipt of such shares of Common Stock in a manner which is likely to increase materially the liability of the Company under clause (2) of the second preceding sentence.

                  (f) No fractional shares of Common Stock shall be issued upon conversion of this Note but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of such conversion, the Company may round the number of shares of Common Stock issued on such conversion up to the next highest whole share or may pay lawful money of the United States of America for such fractional share, based on a value of one share of Common Stock being equal to the Market Price of the Common Stock on the applicable Conversion Date.

                  5.3   ADJUSTMENT  OF CONVERSION  PRICE.  The  Conversion Price
                        --------------------------------
shall be adjusted from time to time by the Company as follows:

                  (a) In case the Company shall on or after the Issuance Date pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this
Section 5.3(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the Company shall on or after the Issuance Date issue rights or warrants (other than any rights or warrants referred to in Section 5.3(d)) to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and the denominator shall be the number of shares of

 Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holder to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (c) In case the outstanding shares of Common Stock shall on or after the Issuance Date be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the earlier of the day following the day upon which such subdivision becomes effective and the day on which "ex-" trading of the Common Stock begins with respect to such subdivision shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the earlier of the day following the day upon which such combination becomes effective and the day on which "ex-" trading of the Common Stock with respect to such combination begins shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the earlier of the day following the day upon which such subdivision or combination becomes effective and the day on which "ex-" trading of the Common Stock begins with respect to such subdivision or combination.

                  (d) In case the Company shall on or after the Issuance Date, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 5.3(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants referred to in Section 5.3(b) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 5.4 applies) (the foregoing hereinafter in this Section 5.3(d) called the "Securities")), then, in each such case, subject to the second paragraph of this Section 5.3(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market

 Price on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; PROVIDED, HOWEVER, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder shall have the right to receive upon conversion of this Note (or any portion hereof) the amount of Securities such holder would have received had such holder converted this Note (or portion hereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 5.3(d) by reference to the actual or when issued trading market for any Securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price, to the extent possible.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (a "Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall not be deemed to have been distributed for purposes of this Section 5.3 (and no adjustment to the Conversion Price under this Section 5.3 will be required) until the occurrence of the earliest Trigger Event. If any such rights or warrants, including any such existing rights or warrants distributed prior to the Issuance Date, are subject to Trigger Events, upon the satisfaction of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such Trigger Event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof) (so that, by way of illustration and not limitation, the dates of issuance of any such rights shall be deemed to be the dates on which such rights become exercisable to purchase capital stock of the Company, and not the date on which such rights may be issued, or may become evidenced by separate certificates, if such rights are not then so exercisable). In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 5.3 was made (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and
 (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

                  For  purposes of this Section  5.3(d) and Sections  5.3(a) and
(b), any dividend or distribution to which this Section 5.3(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 5.3(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 5.3(b) applies (and any Conversion Price reduction required by this Section 5.3(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 5.3(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of
Section 5.3(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 5.3(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the Record Date fixed for such determination" within the meaning of Section 5.3(a).

                  (e) In case the Company shall on or after the Issuance Date, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which
Section 5.4 applies or as part of a distribution referred to in Section 5.3(d)) in an aggregate amount that, combined with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 5.3(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any Tender Offer by the Company or any Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 5.3(f) has been made, exceeds 10% of the product of (x) the Current Market Price on the Record Date with respect to such distribution TIMES (y) the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, unless the Company elects to reserve such cash for distribution to the Holder upon the conversion of this Note (and shall have made adequate provision) so that the Holder will receive upon such conversion, in addition to the shares of Common Stock to which the Holder is entitled, the amount of cash which the Holder would have received if the Holder had, immediately prior to the Record Date for such distribution of cash, converted this Note into Common Stock, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on the Record Date; PROVIDED, HOWEVER, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder shall have the right to receive upon conversion of this Note (or any portion hereof) the amount of cash the Holder would have received had the Holder converted this Note (or portion hereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (f) In case a Tender Offer on or after the Issuance Date made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such Tender Offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such Tender Offer, of consideration payable in respect of any other Tender Offers, by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to this Section 5.3(f) has been made and (2) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to Section 5.3(e) has been made, exceeds 10% of the product of (i) the Current Market Price as of the last time (the "Expiration Time") tenders could have been made pursuant to such Tender Offer (as it may be amended) TIMES (ii) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such Tender Offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such Tender Offer had not been made. If the application of this Section 5.3(f) to any Tender Offer would result in an increase in the Conversion Price, no adjustment shall be made for such Tender Offer under this
 Section 5.3(f).

                  (g) (1) In case at any time on or after the Issuance Date the Company shall issue shares of its Common Stock or Common Stock Equivalents (collectively, the "Newly Issued Shares"), other than an issuance pro rata to all holders of its outstanding Common Stock and other than an issuance in respect of which Section 5.3(h) is applicable, at a price below the Current Fair Market Value of the Common Stock at the time of such issuance, then following such issuance of Newly Issued Shares the Conversion Price shall be adjusted as provided in this Section 5.3(g). The Conversion Price following any such adjustment shall be determined by multiplying the Conversion Price immediately prior to such adjustment by a fraction, of which the numerator shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the conversion of all options, warrants, purchase rights or convertible securities which are exercisable at the time of the issuance of the Newly Issued Shares) PLUS (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company for the number of Newly Issued Shares would purchase at a price equal to the Current Fair Market Value of the Common Stock at the time of such issuance, and the denominator shall be the sum of (X) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the exercise or conversion of all options, warrants, purchase rights or convertible securities which are exercisable or convertible at the time of the issuance of the Newly Issued Shares) PLUS (Y) the number of Newly Issued Shares. The adjustment provided for in this Section 5.3(g) may be expressed as the following mathematical formula:

                                    ( O +(C / FMV)) x CP
                                    ---------------
                           NCP =     ( O  +  N )
where:

         C        =        aggregate consideration received by the Company for
                           the Newly Issued Shares

         N        =        number of Newly Issued Shares

         O        =        number of shares of  Common Stock  outstanding  (on a
                           fully diluted  basis,  as described
                           above) immediately prior to the issuance of the Newly
                           Issued Shares

         FMV      =        Current  Fair  Market  Value of the  Common  Stock at
                           the time of  issuance  of the Newly Issued Shares

         CP       =        Conversion Price immediately prior to the issuance of
                           the Newly Issued Shares

         NCP      =        Conversion  Price  immediately  after the issuance of
                           the Newly Issued Shares

                  (2) Notwithstanding the foregoing, no adjustment shall be made under this Section 5.3(g) by reason of:

                  (A) the issuance by the Company of shares of Common Stock pro rata to all holders of the Common Stock so long as (i) any adjustment to the Conversion Price that is required by Section 5.3(a) is made and (ii) the Company shall have given notice of such issuance thereof to the Holder pursuant to Section 5.6;

                  (B)   the issuance  by the  Company  of the  Notes, the  Other
 Notes, the Warrants or the Other Warrants or shares of Common Stock upon conversion of this Note, or the Other Notes or upon exercise of the Warrants or the Other Warrants or in accordance with the terms hereof and thereof or any other issuance of securities solely to the Holder occurring on or before August 31, 2004;

                  (C) the issuance by the Company of shares of Common Stock in payment of interest on this Note in accordance with the terms hereof;

                  (D) the issuance of Common Stock upon conversion, exercise or exchange of Common Stock Equivalents outstanding on the Issuance Date;

                  (E) the issuance by the Company of Newly Issued Shares upon grant or exercise of options for employees, directors and consultants under a stock option, equity compensation or similar plan duly adopted by the Board of Directors; or

                  (F) the issuance by the Company of the Placement Agent Warrants or shares of Common Stock upon exercise of the Placement Agent Warrants in accordance with the terms hereof and thereof.

                  (h) (1) In case at any time on or before March 19, 2005 the Company issues shares of Common Stock or Common Stock Equivalents that are not registered for sale by the Company in such offering under the 1933 Act or issues shares of Common Stock or Common Stock Equivalents in an offering of a type commonly known as a PIPE or an equity line, in any such case in an amount which, together with all other offerings by the Company that would be integrated with such offering for purposes of Regulation D under the 1933 Act, results in gross proceeds to the Company of at least $250,000, at a price per share at which the Company sells such shares of Common Stock or the price per share at which the holders of such Common Stock Equivalents are entitled to acquire shares of Common Stock upon conversion or exercise thereof which is less than the Conversion Price in effect at the time of such issuance, then following such issuance the Conversion Price shall be reduced to the price per share (or weighted average price per share, if such shares are issued, or such Common Stock Equivalents may be converted or exercised, at different prices) at which such shares of Common Stock are issued or at which such Common Stock Equivalents may be exercised, if the same is lower than the Conversion Price in effect immediately prior to such issuance.

                  (2) If any adjustment in the Conversion Price is made pursuant to this Section 5.3(h) in respect of any issuance of shares of Common Stock or Common Stock Equivalents, no adjustment in the Conversion Price shall be made by reason of such issuance pursuant to Section 5.3(g).

                  (3) Notwithstanding the foregoing, no adjustment shall be made under this Section 5.3(h)by reason of:

                  (A) the issuance by the Company of shares of Common Stock pro rata to all holders of the Common Stock so long as (i) any adjustment required by Section 5.3(a) is made and (ii) the Company shall have given notice thereof to the Holder pursuant to Section 5.6;

                  (B) the issuance by the Company of the N otes, the Other Notes, the Warrants or the Other Warrants or the issuance by the Company of shares of Common Stock upon conversion of this Note or the Other Notes or upon exercise of the Warrants or the Other Warrants in accordance with the terms hereof and thereof or any other issuance of securities solely to the Holder occurring on or before August 31, 2004;

                  (C) the issuance by the Company of shares of Common Stock in payment of interest on this Note or the Other Notes in accordance with the terms hereof and thereof;

                  (D) the issuance of Common Stock upon conversion, exercise or exchange of Common Stock Equivalents outstanding on the Issuance Date; or

                  (E) the issuance by the Company of Newly Issued Shares upon grant or exercise of options for employees, directors and consultants under a stock option, equity compensation or similar plan duly adopted by the Board of Directors; or

                  (F) the issuance by the Company of the Placement Agent Warrants or shares of Common Stock upon exercise of the Placement Agent Warrants in accordance with the terms hereof and thereof.

                  (i) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 5.3(a), (b), (c), (d), (e),
(f), (g) and (h), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this
Section 5.3(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article V shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

No adjustment need be made for a change in the par value of the Common Stock or from par value to no par value or from no par value to par value.

                  (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly, but in no event later than five days thereafter, give a notice to the Holder setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, but which statement shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (l) In any case in which this Section 5.3 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder in connection with any conversion of this Note after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 5.2(f).

                  (m) For purposes of this Section 5.3, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company other than dividends or distributions payable only in shares of Common Stock.

                  5.4   EFFECT OF  RECLASSIFICATION,  CONSOLIDATION,  MERGER  OR
                        --------------------------------------------------------
 SALE. (a) If any of the following events occur, namely (i) any reclassification
-----
 or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that (x) this Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by the holder of the number of shares of Common Stock issuable upon conversion of this Note in full (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert this Note) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise such holder's rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (PROVIDED that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 5.4 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares), (y) in the case of any such successor or purchasing Person, upon such consolidation, merger, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Note and the Note Purchase Agreement and (z) if registration or qualification is required under the 1933 Act or applicable state law for the public resale by the Holder of such shares of stock and other securities so issuable upon conversion of this Note, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, combination or sale. Such written agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such written agreement shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including, to the extent practicable, the provisions providing for the repurchase rights set forth in Article IV herein.

                  (b)   The  above provisions of  this Section  shall  similarly
 apply  to  successive  reclassifications,   changes,  consolidations,  mergers,
 combinations, sales and conveyances.

                  (c)   If this Section 5.4  applies to any event or occurrence,
Section 5.3 shall not apply.

                  5.5   RESERVATION OF SHARES; SHARES TO BE  FULLY PAID; LISTING
                        --------------------------------------------------------
 OF COMMON STOCK.
----------------

                  (a) The Company shall reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or shares of Common Stock held in treasury, solely for issuance upon conversion of this Note, and in addition to the shares of Common Stock required to be reserved by the terms of the Warrants, sufficient shares to provide for the conversion of this Note from time to time as this Note is converted.

                  (b) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of this Note, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

                  (c) The Company covenants that all shares of Common Stock issued upon conversion of this Note will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

                  (d) The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of this Note hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                  (e) The Company covenants that, in the event the Common Stock shall be listed on the Nasdaq, the NYSE, the AMEX or any other national securities exchange, the Company shall obtain and, so long as the Common Stock shall be so listed on such market or exchange, maintain approval for listing thereon of all Common Stock issuable upon conversion of or in payment of interest on this Note.

                  5.6   NOTICE TO HOLDER PRIOR TO CERTAIN ACTIONS. In case on or
                        -----------------------------------------
after the Issuance Date:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) the Board of Directors shall authorize any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger or other business combination transaction to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) there shall be pending the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give the Holder, as promptly as possible but in any event at least ten Trading Days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record who shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up shall be determined. Such notice shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In the case of any such action of which the Company gives such notice to the Holder or is required to give such notice to the Holder, the Holder shall be entitled to give a Conversion Notice which is contingent on the completion of such action.

                  5.7   9.9%  LIMITATION.  (a) Notwithstanding  anything  to the
                        ----------------
contrary contained herein, the number of shares of Common Stock that may be acquired at any time by the Holder upon conversion of the Note shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Warrants) that have limitations on the holder's right to convert, exercise or purchase similar to the limitation set forth herein (the "Excluded Shares")), together with all shares of Common Stock beneficially owned at such time (other than by virtue of the ownership of Excluded Shares) by Persons whose beneficial ownership of Common Stock would be aggregated with the beneficial ownership by such Holder for purposes of determining whether a group exists or for purposes of determining the Holder's beneficial ownership (the "Aggregation Parties"), in either such case for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder (including, without limitation, as the same is made applicable to Section 16 of the 1934 Act and the rules promulgated thereunder), would result in beneficial ownership by such Holder or such group of more than 9.9% of the shares of Common Stock for purposes of
 Section 13(d) or Section 16 of the 1934 Act and the rules promulgated thereunder (as the same may be modified by a particular Holder as provided herein, the "Restricted Ownership Percentage"). A Holder shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that
 Section 16 of the 1934 Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.9%. If at any time the limits in this Section 5.7 make the Note inconvertible in whole or in part, the Company shall not by reason thereof be relieved of its obligation to issue shares of Common Stock at any time or from time to time thereafter upon conversion of the Note as and when shares of Common Stock may be issued in compliance with such restrictions.

                  (b) For purposes of this Section 5.7, in determining the number of outstanding shares of Common Stock at any time the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's then most recent Form 10-Q, Form 10-K or other public filing with the SEC, as the case may be, (2) a public announcement by the Company that is later than any such filing referred to in the preceding clause (1) or (3) any other notice by the Company or its transfer agent setting forth the number shares of Common Stock outstanding and knowledge the Holder may have about the number of shares of Common Stock issued upon conversions or exercises of the Notes or other Common Stock Equivalents by any Person, including the Holder, which are not reflected in the information referred to in the preceding clauses (1) through (3). Upon the written request of any Holder, the Company shall within three Business Days confirm in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of Common Stock Equivalents, including the Notes and the Warrants, by the Holder or its affiliates, in each such case subsequent to, the date as of which such number of outstanding shares of Common Stock was reported.


                                   ARTICLE VI

                                   DEFINITIONS

                  6.1   CERTAIN   DEFINED  TERMS.  (a)  All  the  agreements  or
                        ------------------------
instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Note.

                  (b) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AMEX" means the American Stock Exchange, Inc.

                  "Applicable Rate" means 9 percent per annum or, if an Event of Default shall occur, then so long as any Event of Default shall continue, 16 percent per annum (or in either case such lesser rate as shall be the highest rate permitted by applicable law).

                  "Average Daily Trading Volume Threshold" means, with respect to any period, that the average daily trading volume of the Common Stock during such period as reported by Bloomberg, L.P. (or if such source ceases to be available, a comparable source selected by the Holder and acceptable to the Company in its reasonable judgment) shall be at least 100,000 shares (such amount to be subject to equitable adjustment for stock splits, stock dividends and similar events relating to the Common Stock that are reflected in the trading market for the Common Stock on or before the last Trading Day in such period).

                  "Board of Directors" means the Board of Directors of the Company.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and delivered to the Holder.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                  "Common Stock" means the Common Stock, par value $.001 per share, or any shares of capital stock of the Company into which such shares shall be changed or reclassified after the Issuance Date.

                  "Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of

 Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                  "Company" shall have the meaning provided in the first paragraph of this Note.

                  "Company Certificate" means a certificate of the Company signed by an Officer.

                  "Company Notice" means a Company Notice in the form attached hereto as EXHIBIT B.

                  "Conversion Date" means the date on which a Conversion Notice is given in accordance with Section 5.2(a).

                  "Conversion Notice" means a duly executed Notice of Conversion of 9% Senior Convertible Note due 2007 substantially in the form of EXHIBIT D to this Note.

                  "Conversion Price" means $1.20, subject to adjustment as provided in Section 5.3.

                  "Current Fair Market Value" when used with respect to the Common Stock as of a specified date means with respect to each share of Common Stock the average of the closing prices of the Common Stock sold on all securities exchanges (including the Nasdaq and the Nasdaq SmallCap) on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the
Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of five Trading Days consisting of the day as of which the Current Fair Market Value of Common Stock is being determined (or if such day is not a Trading Day, the Trading Day next preceding such day) and the four consecutive Trading Days prior to such day. If on the date for which Current Fair Market Value is to be determined the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Current Fair Market Value of Common Stock shall be the greater of (i) the highest price per share of Common Stock at which the Company has sold shares of Common Stock or Common Stock Equivalents during the 365 days prior to the date of such determination and (ii) the highest price per share which the Company could then obtain from a willing buyer (not an employee or director of the Company at the time of determination) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors.

                  "Current Market Price" shall mean the arithmetic average of the daily Market Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; PROVIDED, HOWEVER, that
(1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 5.3(a), (b), (c), (d), (e), (f), (g) or (h), occurs during such ten consecutive Trading Days, the Market Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Market Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to
Section 5.3(a), (b), (c), (d), (e), (f), (g) or (h), occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Market Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause
(1) or (2) of this proviso, the Market Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 5.3(d) or (f), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under
Section 5.3(f), the Current Market Price of the Common Stock on any date shall be deemed to be the arithmetic average of the daily Market Prices per share of Common Stock for such day and the next two succeeding Trading Days; PROVIDED, HOWEVER, that if the "ex" date for any event (other than the Tender Offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 5.3(a), (b), (c), (d), (e), (f), (g) or (h), occurs on or after the Expiration Time for the Tender Offer requiring such computation and prior to the day in question, the Market Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Market Price was obtained without the right to receive such issuance or distribution,
(2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any Tender Offer means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the Expiration Time of such Tender Offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to Section 5.3, such adjustments shall be made to the

Current Market Price as may be necessary or appropriate to effectuate the intent of Section 5.3 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                  "Default Interest" shall have the meaning provided in the first paragraph of this Note.

                  "Default Rate" means 14 percent per annum.

                  "Eligible Bank" means a corporation organized or existing under the laws of the United States or any other state, having combined capital and surplus of at least $100 million and subject to supervision by federal or state authority and which has a branch located in New York, New York.

                  "Expiration Time" shall have the meaning provided in Section 5.3(f).

                  "Event of Default" shall have the meaning provided in Section 3.1.

                  "Fundamental Change" means

                  (a) Any consolidation or merger of the Company or any Subsidiary with or into another entity (other than a merger or consolidation of a Subsidiary into the Company or a wholly-owned Subsidiary) where the stockholders of the Company immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction; or the sale of all or substantially all of the assets of the Company and the Subsidiaries in a single transaction or a series of related transactions; or

                  (b) The occurrence of any transaction or event in connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock which is (or will, upon consummation of or immediately following such transaction or event, will be) listed on a national securities exchange or approved for quotation on Nasdaq or any similar United States system of automated dissemination of transaction reporting of securities prices; or

                  (c) The acquisition by a Person or entity or group of Persons or entities acting in concert as a partnership, limited syndicate or group, as a result of a tender or exchange offer, open partnership, market purchases, privately negotiated purchases or otherwise, of beneficial ownership of securities of the Company representing 50% or more of the combined voting power of the outstanding voting securities of the Company ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors.

                  "Generally Accepted Accounting Principles" for any Person means the generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

                  "Holder"  shall  have  the  meaning   provided  in  the  first
paragraph of this Note.

                  "Holder Notice" means a Holder Notice in the form attached hereto as EXHIBIT C.

                  "Indebtedness" as used in reference to any Person means all indebtedness of such Person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such Person or in effect guaranteed by such Person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such Person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such Person, although such Person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such Person.

                  "Interest Payment Date" means each March 1, June 1, September 1 and December 1 and the Maturity
Date.

                  "Interest Payment Shares" means the shares of Common Stock issuable in payment of interest on this Note in accordance with Section 1.1.

                  "Interest Share Price" for any Interest Payment Date means the volume weighted average of the Market Price of the Common Stock for all of the Trading Days during the period of 10 consecutive Trading Days ending on and including the Trading Day immediately preceding such Interest Payment Date.

                  "Issuance Date" means March 19, 2004.

                  "Letter Agreement" shall have the meaning provided in the Note Purchase Agreement.

                  "Market Price" with respect to any security on any day shall mean the closing bid price of such security on such day on the Nasdaq, the NYSE or the AMEX, as applicable, or, if such security is not listed or admitted to trading on the Nasdaq, the NYSE or the AMEX, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, in any such case as reported by Bloomberg, L.P. (or if such source ceases to be available, comparable source selected by the Holder and acceptable to the Company in its reasonable judgment) or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question, as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any NYSE member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

                  "Maturity Date" means March 19, 2007.

                  "Nasdaq" means the Nasdaq National Market.

                  "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "Note" means this instrument as originally executed, or if later amended or supplemented in accordance with its terms, then as so amended or supplemented.

                  "Note Purchase Agreement" means the Note Purchase Agreement, dated as of March 19, 2004, by and between the Company and the original Holder of this Note.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Officer" means the Chairman of the Board, the Chief Executive Officer, the President or the Chief Financial Officer of the Company.

                  "Optional Redemption Date" means each Business Day on which this Note is to be redeemed in whole or in part pursuant to Section 1.2.

                  "Optional Redemption Notice" means an Optional Redemption Notice in the form attached hereto as EXHIBIT A.

                  "Optional Redemption Period" means the period which commences on the date that is two years after the SEC Effective Date and ends on the Maturity Date.

                  "Optional Redemption Price" means an amount in cash equal to the sum of (1) 100% of the outstanding principal amount of this Note specified in an Optional Redemption Notice as being redeemed by the Company PLUS (2) accrued and unpaid interest on such principal amount to the applicable Optional Redemption Date PLUS (3) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (2) at the rate provided in this Note to the Optional Redemption Date.

                  "Other Notes" means the $1,700,000 aggregate principal amount of 9% Senior Convertible Notes due 2007, dated January 8, 2004, issued by the Company to the Holder.

                  "Other Warrants" means the Common Stock Purchase Warrants issued by the Company to the original holder of this Note in connection with the Other Notes.

                  "Permitted Indebtedness" means

                  (1) Indebtedness outstanding on the Issuance Date prior to issuance of this Note and listed on Schedule 4(l) to the Note Purchase Agreement; and

                  (2)   Indebtedness evidenced by the  Note and the Other Notes;

                  (3) Indebtedness incurred after the Issuance Date in an aggregate amount not to exceed $2,000,000.00 million at any one time outstanding so long as (x) such Indebtedness is incurred for the purpose of acquiring equipment owned or used or to be owned or used by the Company or any Subsidiaries (or for the purpose of acquiring the capital stock or similar equity interests of a Subsidiary that is formed for the limited purpose of owning same and does not own or hold any other material assets) and does not exceed the purchase price of the equipment, capital stock or other equity interest so acquired plus reasonable transaction expenses and (y) such Indebtedness, if secured, is secured solely by the interest of the Company or one of its Subsidiaries in the equipment so acquired and rights related thereto;

                  (4)   Indebtedness incurred  after  the  Issuance  Date not to
         exceed $4,000,000.00 million at any one time outstanding that is secured solely in raw materials, works in progress and finished goods inventory and accounts receivable in a financing by a bank, finance company or other institutional lender providing receivables or inventory financing;

                  (5) Indebtedness incurred after the Issuance Date which is unsecured, subordinated to the Notes as to payment on terms approved in advance of such incurrence by the Holder as evidenced by the written approval of the Holder given priority to the incurrence of such
         Indebtedness, and for which no payment of principal of such Indebtedness is scheduled to be due prior to the date that is six months after the latest scheduled Maturity Date;

                  (6) endorsements for collection or deposit in the ordinary course of business; and

                  (7) in the case of any Subsidiary, Indebtedness owed by such Subsidiary to the Company;

so long as at the time of incurrence of such Indebtedness no Event of Default has occurred and is continuing or would result from such incurrence and no event which, with notice or passage of time, or both, would become an Event of Default has occurred and is continuing or would result from such incurrence and so long as in the case of such Indebtedness referred to in the preceding clauses (2) thru (6), inclusive, such Indebtedness shall have been approved by the Board of Directors prior to the incurrence thereof.

                  "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association or similar entity or any government, governmental agency or political subdivision.

                  "Placement Agent" shall have the meaning provided in the Note Purchase Agreement.

                  "Placement Agent Warrants" means the Common Stock Purchase Warrants to purchase shares of Common Stock issued to the Placement Agent in connection with the transactions contemplated by the Note Purchase Agreement.

                  "Products"  means  wireless  applications,   including  games,
polyphonic musical ringtones and entertainment content for wireless devices.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  "Registration Statement" means the Registration Statement required to be filed by the Company with the SEC pursuant to Section 8(a)(1) of the Note Purchase Agreement.

                  "Repurchase Event" means the occurrence of any one or more of the following events:

                  (a)   The   Common   Stock  ceases   to  be   traded   on  the
         Over-The-Counter Bulletin Board and is not listed for trading on Nasdaq, the NYSE or the AMEX;

                  (b)   Any Fundamental Change;

                  (c) The adoption of any amendment to the Company's Certificate of Incorporation (other than any certificate designating a series of preferred stock of the Company) which materially and adversely affects the rights of the Holder or the taking of any other action by the Company which materially and adversely affects the rights of the Holder in respect of the Holder's interest in the Common Stock in a different and more adverse manner than it affects the rights of holders of Common Stock generally;

                  (d) The inability of the Holder for 20 Trading Days (whether or not consecutive) during any period of 365 consecutive days occurring on or after the SEC Effective Date to sell shares of Common Stock issued or issuable upon conversion of this Note or exercise of the Warrants or issued as Interest Payment Shares pursuant to the
         Registration Statement (1) by reason of the requirements of the 1933 Act, the 1934 Act or any of the rules or regulations under either thereof or (2) due to the Registration Statement containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or other failure of the Registration Statement to comply with the rules and regulations of the SEC other than by reason of a review by the SEC staff of the Registration Statement or a post effective amendment to the Registration Statement; or

                  (f)   The  occurrence  of any  Event  of Default  specified in
         Article III of this Note.

                  "Repurchase Price" means with respect to any repurchase pursuant to Sections 4.1 and 4.2 an amount in cash equal to the sum of (1) 100% of the outstanding principal amount of this Note PLUS (2) accrued and unpaid interest on such principal amount to the date of such repurchase PLUS (3) accrued and unpaid Default Interest, if any, thereon at the rate provided in this Note to the date of such repurchase.

                  "Rule 144A" means Rule 144A as promulgated under the 1933 Act or any successor rule thereto.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC   Effective   Date"  means  the  date  the   Registration
Statement is first declared  effective by the SEC.

                  "Share Interest Notice Date" shall have the meaning provided in Section 1.1(c).

                  "Share  Interest   Payment  Option"  shall  have  the  meaning
provided in Section 1.1(a).

                  "Significant Subsidiary" shall have the meaning provided in Regulation S-X of the SEC, except that a Subsidiary shall not be a Significant Subsidiary only if such Subsidiary, when consolidated for financial reporting purposes with all other Subsidiaries which are not Significant Subsidiaries, would not constitute a Significant Subsidiary.

                  "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

                  "Tender Offer" means a tender offer or exchange offer.

                  "Territory" means North America.

                  "Trading Day" means at any time a day on which any of a national securities exchange, Nasdaq, the OTC Bulletin Board or such other securities market as at such time constitutes the principal securities market for the Common Stock is open for general trading of securities.

                  "Transaction Documents" means this Note, the Note Purchase Agreement, the Letter Agreement and the Warrants.

                  "Transfer Agent" means Interwest Transfer Company, Inc., or its successor as transfer agent and registrar for the Common Stock.

                  "Warrants" means Common Stock Purchase Warrants of the Company issued to the original Holder of this Note pursuant to the Note Purchase Agreement.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  7.1   FAILURE OR INDULGENCY NOT WAIVER. No failure or delay on
                        --------------------------------
the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  7.2   NOTICES.   Except  as  otherwise  specifically  provided
                        -------
 herein, any notice herein required or permitted to be given shall be in writing and may be personally served, sent by telephone line facsimile transmission or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served, sent by telephone line facsimile transmission or sent by courier or three days after being deposited in the facilities of the United States Postal Service, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address and facsimile line transmission number of the Holder shall be as furnished by the Holder for such purpose and shown on the records of the Company; and the address of the Company shall be 200 West Mercer Street, Suite 501, Seattle, Washington 98119, Attention: Chief Executive Officer (telephone line facsimile transmission number (206) 286-1442). The Holder or the

 Company may change its address for notice by service of written notice to the other as herein provided.

                  7.3   AMENDMENT, WAIVER, ETC.  Neither this Note nor any terms
                        ----------------------
hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Company and the Holder. Notwithstanding anything to the contrary contained herein, no amendment or waiver shall increase or eliminate the Restricted Ownership Percentage, whether permanently or temporarily, unless, in addition to complying with the other requirements of this Note, such amendment or waiver shall have been approved in accordance with the General Corporation Law of the State of Nevada and the Company's By-laws by holders of the outstanding shares of Common Stock entitled to vote at a meeting or by written consent in lieu of such meeting.


                  7.4   ASSIGNABILITY.   This  Note  shall be binding  upon  the
                        -------------
 Company and its successors, and shall inure to the benefit of and be binding upon the Holder and its successors and permitted assigns. The Company may not assign its rights or obligations under this Note.

                  7.5   CERTAIN  EXPENSES.  The Company  shall pay on demand all
                        -----------------
expenses incurred by the Holder, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (x) any amendment or waiver of this Note or any other Transaction Document, (y) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (z) the enforcement or restructuring of any right of, including the collection of any payments due, the Holder under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Holder.

                  7.6   GOVERNING LAW.   This  Note  shall be  governed  by  the
                        -------------
 internal laws of the State of New York, without regard to the principles of conflict of laws.

                  7.7   TRANSFER OF NOTE  AND  NOTEHOLDER PAYMENT  AMOUNT.  This
                        -------------------------------------------------
 Note has not been and is not being registered under the provisions of the 1933 Act or any state securities laws and this Note may not be transferred unless the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Note may be sold or transferred without registration under the 1933 Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries deemed relevant by such transferee; that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act. If such transfer is intended to assign the rights and obligations under 5(a), 5(b), 8, 9 and 10 of the Note Purchase Agreement, such transfer shall otherwise be made in compliance with Article V of the Note Purchase

 Agreement. The Holder may not transfer a portion of this Note to any Person if such transfer would result in an increase in the aggregate number of registered holders of this Note of more than two such holders without the prior written consent of the Company, which consent will not be unreasonably withheld. Any instrument issued upon any such transfer of a portion of this Note which results in such increase of one holder shall bear a legend that the holder thereof shall not be entitled to transfer such instrument in a manner which would further increase the aggregate number of registered holders of this Note without the prior written consent of the Company, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that any remaining right of the Holder to transfer all or a portion of this Note may be transferred to the transferee by agreement between the Holder and the transferee.

                  7.8   ENFORCEABLE   OBLIGATION.  The  Company  represents  and
                        ------------------------
warrants that at the time of the original issuance of this Note it received the full purchase price payable pursuant to the Note Purchase Agreement in an amount at least equal to the original principal amount of this Note, and that this Note is an enforceable obligation of the Company which is not subject to any offset, reduction, counterclaim or disallowance of any sort.

                  7.9   NOTE REGISTER;  REPLACEMENT OF NOTES.  The Company shall
                        ------------------------------------
maintain a register showing the names, addresses and telephone line facsimile numbers of the Holder and the registered holders of the Other Notes. The Company shall also maintain a facility for the registration of transfers of this Note and the Other Notes and at which this Note and the Other Notes may be surrendered for split up into instruments of smaller denominations or for combination into instruments of larger denominations. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Note and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory in form to the Company (and without the requirement to post any bond or other security) or (b) in the case of mutilation, upon surrender and cancellation of this Note, the Company will execute and deliver to the Holder a new Note of like tenor without charge to the Holder.

                  7.10  PAYMENT OF NOTE ON REDEMPTION OR REPURCHASE;  DEPOSIT OF
                        --------------------------------------------------------
REDEMPTION  PRICE OR REPURCHASE  PRICE,  ETC. (a) If this Note or any portion of
--------------------------------------------
this Note is to be redeemed as provided in Section 1.2 or repurchased as provided in Sections 4.1 and 4.2 and any notice required in connection therewith shall have been given as provided therein and the Company shall have otherwise complied with the requirements of this Note with respect thereto, then this Note or the portion of this Note to be so redeemed or repurchased and with respect to which any such notice has been given shall become due and payable on the date stated in such notice at the applicable Optional Redemption Price or Repurchase Price. On and after the Optional Redemption Date or repurchase date so stated in such notice, provided that the Company shall have deposited with an Eligible Bank on or prior to such Optional Redemption Date or repurchase date, an amount sufficient to pay the applicable Optional Redemption Price or Repurchase Price, interest on this Note or the portion of this Note to be so redeemed or repurchased shall cease to accrue, and this Note or such portion hereof shall be deemed not to be outstanding and shall not be entitled to any benefit with respect to principal of or interest on the portion to be so redeemed or repurchased except to receive payment of the applicable Optional Redemption Price or Repurchase Price. On presentation and surrender of this Note or such portion hereof, this Note or the specified portion hereof shall be paid and redeemed or repurchased at the applicable Optional Redemption Price or Repurchase Price. If a portion of this Note is to be redeemed or repurchased, upon surrender of this Note to the Company in accordance with the terms hereof, the Company shall execute and deliver to the Holder without service charge, a new Note or Notes, having the same date hereof and containing identical terms and conditions, in such denomination or denominations as requested by the Holder in aggregate principal amount equal to, and in exchange for, the unredeemed or unrepurchased portion of the principal amount of this Note so surrendered.

                  (b) Upon the payment in full of all amounts payable by the Company under this Note or the deposit thereof as provided in Section 7.10(a), thereafter the obligations of the Company under this Note shall be as set forth in this Article VII, and, in the case of such deposit, to pay the Optional Redemption Price or Repurchase Price, as the case may be, from the funds so deposited. Upon such payment or deposit, any Event of Default which occurred prior to such payment or deposit by reason of one or more provisions of this Note with which the Company thereafter is no longer obligated to comply, then shall no longer exist.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer as of the day and in the year first above written.

                                                    DWANGO NORTH AMERICA CORP.



                                                    By: /s/ Rick J. Hennessey
                                                        ------------------------
                                                        Name: Rick J. Hennessey
                                                        Title: CEO

                                   ASSIGNMENT

                  For  value  received                         hereby   sell(s),
                                       ----------------------
assign(s) and transfer(s) unto                             (Please insert social
                                -------------------------
security    or   other    Taxpayer    Identification    Number   of    assignee:
                              )   the  within  Note,   and  hereby   irrevocably
------------------------------
constitutes and appoints                           attorney to transfer the said
                         -------------------------
Note on the books of Dwango North America Corp., a Nevada corporation (the "Company"), with full power of substitution in the premises.

                  In connection with any transfer of the Note within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the 1933 Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the 1933 Act), the undersigned confirms that such Note is being transferred:

         [        ]     To the Company or a subsidiary thereof; or

         [        ]     To a QIB  pursuant to and in  compliance with Rule 144A;
                        or

         [        ]     To   an   "accredited  investor"   pursuant  to  and  in
                        compliance with the 1933 Act; or

         [        ]     Pursuant  to and in  compliance with  Rule 144 under the
                        1933 Act;

and unless the box below is checked, the undersigned confirms that, to the knowledge of the undersigned, such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the 1933 Act (an "Affiliate").

         [        ]     The transferee is an Affiliate of the Company.

                  Capitalized terms used in this Assignment and not defined in this Assignment shall have the respective meanings provided in the Note.

Dated:                                      NAME:
       -----------                                -----------------

                                            ------------------------
                                                  Signature(s)

                                                                      EXHIBIT A
                                                                      ---------

                           DWANGO NORTH AMERICA CORP.

                           OPTIONAL REDEMPTION NOTICE
                            (SECTION 1.2 OF 9% SENIOR
                           CONVERTIBLE NOTE DUE 2007)

TO:
    ---------------------------------
                  (Name of Holder)

                  (1)   Pursuant to the terms of the 9% Senior Convertible  Note
due 2007 (the "Note"), Dwango North America Corp., a Nevada corporation (the "Company"), hereby notifies the above-named Holder that the Company is exercising its right to redeem the Note in accordance with Section 1.2 of the Note as set forth below:

                  (i)   The  principal  amount  of the  Note to be  redeemed  is
                        $             .
                         -------------

                  (ii)  The Optional Redemption Price is $                  .
                                                             ---------------

                  (iii) The Optional Redemption Date is                .
                                                        ---------------

                  (2) All of the conditions specified in Section 1.2 of the Note entitling the Company to call the Note for redemption have been satisfied.

                  (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


Date                                                  DWANGO NORTH AMERICA CORP.
     ---------------


                                                      By:
                                                         -----------------------
                                                         Title:

                                                                       EXHIBIT B
                                                                       ---------

                           DWANGO NORTH AMERICA CORP.

                                 COMPANY NOTICE
                          (SECTION 4.2(A) OF 9% SENIOR
                           CONVERTIBLE NOTE DUE 2007)

TO:
    -------------------------------------------------
                  (Name of Holder)


                  (1) A Repurchase Event described in the 9% Senior Convertible Note due 2007 (the "Note") of Dwango North America Corp., a Nevada corporation (the "Company"), occurred on , 200 . As a result of such Repurchase Event, the Holder is entitled to exercise its repurchase rights pursuant to
 Section 4.2 of the Note.

                  (2)   The Holder's  repurchase  right must be  exercised on or
before               , 200  .
       --------------     --

                  (3) At or before the date set forth in the preceding paragraph (2), the Holder must deliver to the Company:

                  (a) a Holder Notice, in the form attached as EXHIBIT C to the Note; and

                  (b) the Note, duly endorsed for transfer to the Company of the portion of the principal amount to be repurchased.

                  (4) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


Date                                                  DWANGO NORTH AMERICA CORP.
     -------------------

                                                      By:
                                                         -----------------------
                                                         Title:

                                                                       EXHIBIT C
                                                                       ---------

                           DWANGO NORTH AMERICA CORP.

                                  HOLDER NOTICE
                          (SECTION 4.2(B) OF 9% SENIOR
                           CONVERTIBLE NOTE DUE 2007)

TO:      DWANGO NORTH AMERICA CORP.

                  (1) Pursuant to the terms of the 9% Senior Convertible Note due 2007 (the "Note"), the undersigned Holder hereby elects to exercise its right to require repurchase by the Company pursuant to Sections 4.2(a) and
4.2(b) of $         of the Note,  equal to the sum of $         principal amount
           --------                                    --------
 of the Note,  $          of  accrued  and  unpaid  interest  on such  principal
                --------
 amount and $         of  Default Interest  on such  interest at  the Repurchase
             --------
Price provided in the Note.

                  (2) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


Date:                                     NAME OF HOLDER:
     ----------------------

                                          -------------------------------------




                                          By
                                            -----------------------------------
                                               Signature of Registered Holder
                                               (Must be signed exactly as name
                                                    appears in the Note.)

                                                                      EXHIBIT D
                                                                      ---------

                              NOTICE OF CONVERSION
                            OF 9% SENIOR CONVERTIBLE
                                  NOTE DUE 2007
                          OF DWANGO NORTH AMERICA CORP.

To:    Dwango North America Corp.
       200 West Mercer Street
       Suite 501
       Seattle Washington 98119
       Attention:  Chief Executive Officer

       Facsimile No.:  (206) 286-1442

       Interwest Transfer Company, Inc.
           as Issuing Agent
       1981 East Murray Holladay Road
       P.O. Box 17136
       Salt Lake City, Utah  84117

       Attention:

       Facsimile No.:  (801) 277-3147


                  1.   Pursuant  to the terms of  the 9% Senior Convertible Note
due 2007 (the "Note"), the undersigned hereby elects to convert  $
                                                                  --------------
of the Note, equal to the sum of  $               principal  amount of the Note,
                                    -------------
$                 of accrued and unpaid  interest on such  principal  amount and
 ---------------
$                 of Default  Interest  on such  interest  into shares of Common
 ---------------
Stock of Dwango North America Corp., a Nevada corporation (the "Company"),  at a
Conversion  Price per share equal to  $               .  Capitalized  terms used
                                       ---------------
herein and not otherwise defined herein have the respective meanings provided in the Note.

                  2.    The  number of shares of Common Stock issuable  upon the
conversion  of the Note to which this  Notice  relates is                   (the
"Conversion Shares").                                      ---------------

                  3.    Please   issue  a  certificate   or   certificates   for
                 shares of Common  Stock in the  name(s)  specified  immediately
---------------
below or, if additional space is necessary, on an attachment hereto:


------------------------------                    ------------------------------
Name                                              Name


------------------------------                    ------------------------------
Address                                           Address


------------------------------                    ------------------------------
SS or Tax ID Number                               SS or Tax ID Number

Delivery Instructions
for Common Stock:
                 ---------------------------------------------------------------

                  4. The Holder hereby represents and warrants that it has complied and will comply with the applicable requirements of Sections 8(c)(3) and 8(c)(5) of the Note Purchase Agreement with respect to the shares of Common Stock issuable upon the conversion of the Note to which this Notice relates.

                  5. If the shares of Common Stock issuable upon conversion of the Note have not been registered for resale under the Securities Act of 1933, as amended (the "Act"), and the provisions of Rule 144(k) under the 1933 Act are inapplicable to the undersigned with respect to the Conversion Shares relating to this Notice, the undersigned represents and warrants that (i) the shares of Common Stock issuable upon the conversion of the Note to which this Notice relates are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the 1933 Act. If the provisions of Rule 144(k) under the 1933 Act are inapplicable to the undersigned with respect to the Conversion Shares relating to this Notice, the undersigned further agrees that (A) such shares shall not be sold or transferred unless (i) they first shall have been registered under the 1933 Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel reasonably satisfactory in form, scope and substance to the Company to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act and (B) until such shares are registered for resale by the undersigned under the 1933 Act, the Company may place a legend on the certificate(s) for the shares to that effect and place a stop-transfer restriction in its records relating to the shares.



                                      D-2



                                          NAME:
                                               ---------------------------------



Date:
      ---------------------------------   --------------------------------------
                                                 Signature of Registered Holder
                                                (Must be signed exactly as name
                                                     appears in the Note.)



                                      D-3